BlackRock Funds III

BlackRock ACWI ex-US Index Fund

BlackRock Bond Index Fund

BlackRock Russell 1000® Index Fund

BlackRock S&P 500 Stock Fund

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

LifePath® Index Retirement Portfolio

LifePath® Index 2020 Portfolio

LifePath® Index 2025 Portfolio

BlackRock Funds III (concluded)

LifePath® Index 2030 Portfolio

LifePath® Index 2035 Portfolio

LifePath® Index 2040 Portfolio

LifePath® Index 2045 Portfolio

LifePath® Index 2050 Portfolio

LifePath® Index 2055 Portfolio

BlackRock Index Funds, Inc.

BlackRock International Index Fund

BlackRock Small Cap Index Fund

BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Retirement Portfolio

BlackRock Large Cap Growth Retirement Portfolio

BlackRock Large Cap Value Retirement Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 28, 2014 to the Prospectus of each Fund

Effective immediately, each Fund’s Class K Shares are available for purchase by institutions and individuals with a minimum initial investment in the applicable Fund of $5 million, in addition to investors investing through Plan Institutions (as defined below). Accordingly, each Fund’s prospectus for Class K Shares is amended as follows:

The section entitled “Fund Overview — Important Additional Information — Purchase and Sale of Fund Shares” or “LifePath Portfolio Overview — Important Additional Information — Purchase and Sale of Lifepath Portfolio Shares,” as applicable, is deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the Fund of $5 million. You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

The section entitled “Fund Overview — Important Additional Information — Tax Information” or “LifePath Portfolio Overview — Important Additional Information — Tax Information,” as applicable, is deleted in its entirety and replaced with the following:

Tax Information

Different income tax rules apply depending on whether you are invested through an “exempt plan.” Specifically, because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), if you are invested through such a plan, you will not be taxed on dividends paid by the Fund or on the proceeds of a redemption or an exchange of shares of the Fund, provided the shares are not debt-financed property to the plan. If you are not invested through such a plan, the Fund’s dividends and the proceeds from any redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

The last sentence of the first paragraph of the section entitled “Account Information — Details About the Share Class” is deleted in its entirety and replaced with the following:

Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) can help you determine whether you are eligible to buy Class K Shares.

The chart entitled “Class K Share Class at a Glance” and the following two paragraphs in the section entitled “Account Information — Details About the Share Class” is deleted in its entirety and replaced with the following:

Class K Share Class at a Glance

Class K Shares
Availability	Available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s Distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non- qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the Fund of $5 million.
Minimum Investment	$1 for investors purchasing shares through a Plan Institution. $5 million for investors not purchasing shares through a Plan Institution.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Distribution and Service (12b-1) Fees?	No.
Redemption Fees?	No.

When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by the Plan Institution, confirmation of share purchases and redemptions will be sent to the Plan Institutions. A customer’s ownership of shares will be recorded by the Plan Institution and reflected in the account statements provided by the Plan Institution to its customers.

If you purchased your shares through a Plan Institution and you transfer your investment from a Plan Institution to a type of account, such as an individual retirement account, that is not an eligible Class K Share investor in the Fund, you must liquidate your investment in Class K Shares of the Fund and purchase a share class of another fund advised by BlackRock or its affiliates that is available for purchase by that type of account.

For investors not purchasing shares through a Plan Institution, please see below for information on how to buy, sell and transfer shares.

The section entitled “Account Information — How to Buy, Sell and Transfer Shares” is deleted in its entirety and replaced with the following:

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your Financial Intermediary. If you are not purchasing shares through a Plan Institution, you may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

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Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.

How to Buy Shares
	Your Choices	Important Information for You to Know
Initial Purchase	Determine the amount of your investment

For investors purchasing shares through a Plan Institution, there is a $1 minimum investment for all accounts.

For investors not purchasing shares through a Plan Institution, there is a $5 million minimum investment for all accounts.

Have your Financial Intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	For investors not purchasing shares through a Plan Institution, to purchase shares directly from BlackRock, call (800) 537-4942 and request a new account application.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is $1.
	Have your Financial Intermediary submit your purchase order for additional shares.	To purchase additional shares you may contact your Financial Intermediary.
Or contact BlackRock (for accounts held directly with BlackRock)

For investors not purchasing shares through a Plan Institution:

Purchase by Telephone: Call the Fund at (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942 (for investors who are not purchasing shares through a Plan Institution) or contact your Financial Intermediary.

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	Your Choices	Important Information for You to Know
How to Pay for Shares	Making payment for purchases

If you are purchasing shares through a Plan Institution, payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the first business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

If you are not purchasing shares through a Plan Institution, payment for shares must normally be made in Federal funds or other immediately available funds by your Financial Intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

How to Sell Shares
	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

If you purchased your shares through a Plan Institution, you can make redemption requests through your Financial Intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the Financial Intermediary involved, and customers should consult their Financial Intermediary in this regard. Financial Intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their Financial Intermediaries. The price of Class K Shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Financial Intermediaries may charge a fee to process a redemption of shares. The Fund may reject an order to sell shares under certain circumstances.

If you did not purchase your shares through a Plan Institution, you can make redemption requests through your Financial Intermediary. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. The Fund may reject an order to sell shares under certain circumstances.

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	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock

Methods of Redeeming if You Did Not Purchase Your Shares Through a Plan Institution

Redeem by Telephone: You may sell shares held at BlackRock by telephone request. Call (800) 537-4942 for details.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds, P.O. Box 9819, Providence, RI 02940-8019 or for overnight delivery, 4400 Computer Drive, Westborough, MA 01588. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Class K Shares is imposed by the Fund. You are responsible for any additional charges imposed by your bank for wire transfers.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

***

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Transfer Your Account
	Your Choices	Important Information for You to Know
Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer Class K Shares of the Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

Please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

•          Transfer your Class K Shares to an account with the Fund; or

•          Sell your Class K Shares, paying any applicable deferred sales charge.

Please contact your Financial Intermediary to accomplish the transfer of shares.

Additional Purchase and Redemption Information Applicable to the Fund if You Are Not Purchasing Shares Through a Plan Institution

If you are not purchasing shares through a Plan Institution, the Fund may authorize one or more banks, savings and loan associations and other financial institutions (each a “Service Organization”) to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own deadlines for the receipt of the purchase or redemption order that may be earlier than those stated in the prospectus. The Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the Fund’s net asset value per share next calculated after they are so accepted.

The section entitled “Management of the Fund — Dividends, Distributions and Taxes,” “Management of the Funds — Dividends, Distributions and Taxes,” “Management of the LifePath Portfolios — Dividends, Distributions and Taxes” or “Account Information — Dividends, Distributions and Taxes,” as applicable, is deleted in its entirety and replaced with the following. To the extent applicable, the term “Fund” includes the master portfolio in which it invests.

Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Intermediary or the Fund. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code, if you are invested through such a plan, you will not be taxed on dividends paid by the Fund or on the proceeds of a redemption or an exchange of shares of the Fund, provided the shares are not debt-financed property to the plan.

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If you are not invested through such a plan, you will generally pay tax on dividends from the Fund whether you receive them in cash or additional shares. In addition, if you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income received by the Fund, including dividends received from U.S. corporations and qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. In the case of individuals, the reduced tax rate is a maximum rate of 15% for net long-term capital gain or qualified dividend income for those with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of net long-term capital gain or qualified dividend income that exceeds those amounts. To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, net investment income does not include distributions from qualified plans exempt from tax under section 401(a) of the Internal Revenue Code.

By law, your dividends and redemption proceeds may be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. Although, under now expired provisions, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder were eligible for an exemption from U.S. withholding tax, there can be no assurance that such provisions will be reenacted.

A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after June 30, 2014, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Shareholders should retain this Supplement for future reference.

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